                             DYNATECH CORPORATION

                      AMENDMENT NO. 1 TO PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JULY 30, 1996


                                        Burlington, Massachusetts
                                        July 2, 1996

        Reference is made to the Proxy Statement for the Annual Meeting of Stockholders of Dynatech Corporation to be held on July 30, 1996 (the "Proxy Statement").

        The information in the column entitled "Deferred Stock Shares" on page
6 of the Proxy Statement is hereby restated in its entirety to read as follows:

Name of Individual                                       Deferred Stock Shares
- ------------------                                       ---------------------

William R. Cook ............................                           0
Robert G. Paul .............................                         163
L. Dennis Kozlowski ........................                           0
Peter van Cuylenburg .......................                           0
Ronald L. Bittner ..........................                       2,132
O. Gene Gabbard ............................                           0
Richard K. Lochridge .......................                       4,599
James B. Hangstefer ........................                       4,700
John F. Reno ...............................                           0
John R. Peeler .............................                           0
George A. Merrick ..........................                           0
Robert H. Hertz ............................                           0
Roger C. Cady ..............................                           0
All Directors and Executive
  Officers (16 persons) ....................                      11,594

        Footnote 3 to the Summary Compensation Table on page 7 of the Proxy Statement is hereby restated in its entirety to read as follows:

        "(3) Figures in this column represent the Company's contributions on behalf of each of the Named Executive Officers under the Company's 401(k) plan. In fiscal 1996, these figures also include the Company's contributions under a non-qualified deferred compensation plan, which became effective April 1, 1995."


                                        By Order of the Board of Directors


                                        Robert H. Hertz
                                        Clerk